Filed pursuant to 497(e)

Homestead Funds, Inc. Registration Nos. 033-35788 and 811-06136

Homestead Funds Trust Registration Nos. 333-229995 and 811-23429

Homestead Funds, Inc.

Homestead Funds Trust

Supplement Dated July 31, 2019

to the Statement of Additional Information Dated May 1, 2019

This supplement revises certain information regarding the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund, each a series of Homestead Funds, Inc., and the Intermediate Bond Fund, a series of Homestead Funds Trust (collectively, the “Homestead Funds”), contained in the above-referenced Statement of Additional Information (the “SAI”).  Please read this supplement carefully and keep it with your SAI for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective immediately, the sixth paragraph of the section titled “Investment Management and Other Services – RE Advisers” beginning on page 79 of the SAI is replaced in its entirety with the following disclosure:

The SEC has issued an exemptive order that permits RE Advisers, subject to certain conditions and oversight by the Board, to enter into subadvisory agreements with one or more unaffiliated subadvisers approved by the Directors but without the requirement of shareholder approval. Under the terms of this exemptive order, RE Advisers is able, subject to certain conditions (including a 90-day notification requirement discussed below) and approval by the Board but without shareholder approval, to operate under a manager of managers structure including hiring new unaffiliated subadvisers for each Fund, changing the terms of the subadvisory agreement for an unaffiliated subadviser, or continuing the employment of an unaffiliated subadviser after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement, provided that RE Advisers provides notification to shareholders within 90 days of the hiring of an unaffiliated subadviser. RE Advisers, subject to oversight by the Directors, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. RE Advisers, as applicable, monitors each subadviser for adherence to its specific strategy, continuously supervises and monitors the subadviser’s performance and periodically recommends to the Board whether a subadviser should be retained, replaced or released. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of each Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. Affiliated subadvisers selected by RE Advisers are subject to shareholder approval. This arrangement has been approved by the Board and the shareholders of the Intermediate Bond Fund, Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund and International Equity Fund. Accordingly, each of the Intermediate Bond Fund, Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund and International Equity Fund may rely on the exemptive order. As of the date of this SAI, the Small-Company Stock Fund has not received shareholder approval to rely on the exemptive order.